                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.              811-6094
                               -------------------------------------------------

             THE LATIN AMERICA EQUITY FUND, INC.
        ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

             466 Lexington Avenue, New York, New York 10017-3140
        ------------------------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

             Hal Liebes, Esq.
             The Latin America Equity Fund, Inc.
             466 Lexington Avenue
             New York, New York 10017-3147
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 875-3500
                                                   -------------------
Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: January 1 to June 30, 2003
                         --------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

THE LATIN AMERICA
EQUITY FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2003

[LAQ LISTED NYSE(R) LOGO]

3019-SA-03

CONTENTS

Letter to Shareholders                                                        1

Portfolio Summary                                                             4

Schedule of Investments                                                       6

Statement of Assets and Liabilities                                           9

Statement of Operations                                                      10

Statement of Changes in Net Assets                                           11

Financial Highlights                                                         12

Notes to Financial Statements                                                14

Results of Annual Meeting of Shareholders                                    20

Privacy Policy Notice                                                        21

LETTER TO SHAREHOLDERS

                                                                  August 1, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the six months ended June 30, 2003.

At June 30, 2003, the Fund's net assets were $86.3 million. The Fund's net asset value ("NAV") was $13.65 per share, as compared with $11.55 on December 31, 2002.

PERFORMANCE

For the six months ended June 30, 2003, the Fund's total return, based on NAV, was 18.18%, compared with an increase of 24.23% for the Morgan Stanley Capital International EMF (Emerging Markets Free) Latin America Index.* We attribute the Fund's underperformance of its benchmark largely to its private equity holdings, which were negatively revalued (based on the underlying issuers' book values) in the period. In addition, we were underweighted in Argentina, which had a strong rally yet which was mostly unattractive in our view from a risk/reward perspective. On the positive side, factors that aided the Fund included good stock selection in Mexico.

MARKET REVIEW

The period was a positive one for Latin America's equity markets. Stocks struggled in January and February, but market conditions improved due to global as well as local catalysts. Globally, investors' appetite for risk returned in the wake of the swift and seemingly successful end to the Iraq war. With a major market overhang removed, asset classes offering higher short-term risk and potentially higher long-term rewards were favored; emerging markets outperformed developed markets in this environment.

Within Latin America, Brazil was a solid performer, aided by optimism regarding its reform goals and by a supportive interest-rate backdrop. For dollar-based investors, returns were greatly improved by the appreciation of Brazil's currency vs. the dollar in the period.

On the reform front, Lula da Silva, who took office as Brazil's president in January, has signaled an intent to rein in fiscal profligacy. Lula appears committed to running a budget surplus of more than 4% of the country's Gross Domestic Product (excluding payments on Brazil's debt, which remains at a level equal to about 60% of GDP). Investors have been encouraged by his proposals thus far, notwithstanding the inevitable political opposition he faces.

Regarding monetary policy, Brazil's central bank reduced its benchmark short-term interest rate by 50 basis points in June, to 26%. This was the first rate reduction since last summer, and while the Bank has declared a neutral stance on interest-rate bias for now, the market seemed to view June's move as the start of a longer-term downward trend.

Mexico underperformed Brazil in the period in dollar terms (but outperformed Brazil in local-currency terms, as did the region's other stock markets). Factors that supported market sentiment included an encouraging inflation and interest-rate backdrop. Short-term bond yields fell in the period, and the inflation data has been more benign than expected. And because Mexico stands to be a prime beneficiary of any U.S. economic recovery, it rose in part on optimism that U.S. growth might improve later this year.

Elsewhere, the region's smaller markets all rose in the environment of lowered risk thresholds. One noteworthy catalyst in Chile was its June signing of a free trade agreement with the United States. If, as expected, ratification of this agreement by both countries occurs in this year's second half, Chile will begin to trade freely with the United States early in 2004.

OUTLOOK AND STRATEGY

We ended the period with significant exposure to both Mexico and Brazil, although we lowered our weighting in the latter market in June. We sold some Brazilian telecom stocks that reached our price targets, and we reduced our exposure to the country's banks based on our view that bank earnings are now at or near a peak. We had increased our exposure to Brazil's banks at the beginning of the year, as part of our general shift toward a less-defensive strategy.

On the buy side in Brazil, we increased our exposure to certain construction and consumer companies that we think will benefit from a downward trend in interest rates over the next 12-18 months. We believe that the central bank's June rate cut finally marks the start of an easing cycle.

Elsewhere of note, we increased our exposure to Mexican cement and construction companies that we deemed to be attractively valued, and we trimmed our weighting in Chile. We held minor positions in certain of the region's smaller markets on a highly stock-specific basis.

While profit-taking could restrain markets in the near term, and while geopolitical issues could return to hamper riskier asset classes, we see grounds for optimism regarding Latin America's investment climate over the next 18 months. Even in the wake of the recent market rally, valuations are mostly reasonable in our view, especially compared with valuations on developed market stocks. In addition, capital flows have been supportive of the region's markets, and we believe the trend can continue. We also view the good performance of "second tier" Latin American stocks in the period as a vote of confidence in the area's prospects.

In this environment, we intend to continue to focus on Brazil and Mexico. Brazil, as noted, is undertaking some ambitious reform efforts, and there remains the threat of negative disappointments on this front. Still, Lula appears to have broad popular support, and over time we expect some market-helpful reforms to gain traction. Brazil could also benefit from the potential for lower interest rates. With respect to Mexico, we do not see many positive catalysts over the intermediate term, but if and when the U.S. economy accelerates, Mexico stands to benefit the most among the region's economies.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


----------
* The Morgan Stanley Capital International EMF (Emerging Markets Free) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Latin America. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM") is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is the Chief Investment Officer of the Fund and The Brazilian Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2003 (UNAUDITED)

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                                  30-JUN-03          31-DEC-02
Brazil                               39.70%             35.44%
Chile                                 7.57%              9.85%
Jamaica                               3.24%              6.01%
Latin America                         1.56%              1.59%
Mexico                               43.14%             43.98%
Peru                                  0.97%              2.05%
Venezuela                             0.54%              1.13%
Global                                1.60%              1.90%
Other                                 1.68%             -1.95%

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                    30-JUN-03          31-DEC-02
Banking                                 5.56%              2.21%
Bottling                                5.37%              4.04%
Cellular Telecommunications             7.56%              6.55%
Cement                                  3.24%              6.50%
Diversified Operations                  4.44%              3.79%
Financial Services                      4.12%              4.73%
Food & Beverages                        4.80%              2.82%
Investment & Holding Companies          3.24%              6.01%
Mining                                  5.46%             10.50%
Oil & Natural Gas                      10.60%             10.86%
Retail-Major Department Stores          6.23%              5.91%
Telephone-Integrated                   19.41%             21.39%
Other                                  19.97%             14.69%

TOP 10 HOLDINGS, BY ISSUER

                                                                                           PERCENT OF
    HOLDING                                                SECTOR                COUNTRY   NET ASSETS
------------------------------------------------------------------------------------------------------
 1. Telefonos de Mexico, S.A. de C.V.               Telephone-Integrated         Mexico       11.5

 2. Petroleo Brasileiro S.A.                          Oil & Natural Gas          Brazil       10.6

 3. America Movil, S.A. de C.V.                  Cellular Telecommunications     Mexico        7.6

 4. Wal-Mart de Mexico, S.A. de C.V.           Retail-Major Department Stores    Mexico        5.8

 5. Companhia de Bebidas das Americas                     Bottling               Brazil        5.4

 6. Companhia Vale do Rio Doce                             Mining                Brazil        4.5

 7. Tele Norte Leste Participacoes S.A.             Telephone-Integrated         Brazil        3.8

 8. Fomento Economico Mexicano, S.A. de C.V.          Food & Beverages           Mexico        3.3

 9. Jamaican Assets I, L.P.                    Investment & Holding Companies   Jamaica        3.2

10. Banco Itau Holding Financeira S.A.                     Banking               Brazil        2.9

THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2003 (UNAUDITED)

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-98.32%

BRAZIL-39.71%

AEROSPACE/DEFENSE-EQUIPMENT-2.67%
Empresa Brasileira de
 Aeronautica S.A., ADR                                  120,722     $  2,305,790
                                                                    ------------

BANKING-4.66%
Banco Bradesco S.A., PN                             415,900,000        1,555,446
Banco Itau Holding
 Financeira S.A., PN                                 36,960,000        2,461,244
                                                                    ------------
                                                                       4,016,690
                                                                    ------------

BOTTLING-5.37%
Companhia de Bebidas das
 Americas, PN, ADR                                      227,800        4,635,730
                                                                    ------------

ELECTRIC-INTEGRATED-0.71%
Companhia Energetica de
 Minas Gerais, ADR                                       66,400          612,872
                                                                    ------------

FOOD-RETAIL-1.93%
Companhia Brasileira de
 Distribuicao Grupo Pao de
 Acucar, ADR                                            108,600        1,665,924
                                                                    ------------

MINING-4.49%
Companhia Vale do Rio
 Doce, ADR                                              139,700        3,876,675
                                                                    ------------

OIL & NATURAL GAS-10.60%
Petroleo Brasileiro S.A., ADR                           515,100        9,148,176
                                                                    ------------

PAPER & RELATED PRODUCTS-1.63%
Aracruz Celulose S.A., ADR                               41,300          869,778
Votorantim Celulose e Papel
 S.A., ADR                                               27,600          533,784
                                                                    ------------
                                                                       1,403,562
                                                                    ------------

TELEPHONE-INTEGRATED-5.78%
Brasil Telecom Participacoes
 S.A., ADR                                               46,400        1,737,680
Tele Norte Leste Participacoes
 S.A., ADR                                              278,600     $  3,254,048
                                                                    ------------
                                                                       4,991,728
                                                                    ------------

TOBACCO-1.87%
Souza Cruz S.A., ON                                     195,300        1,611,003
                                                                    ------------
TOTAL BRAZIL
 (Cost $30,180,829)                                                   34,268,150
                                                                    ------------

CHILE-7.57%

BANKING-0.91%
Banco de Chile                                        6,300,000          207,966
Banco Santander Chile S.A.                           29,273,000          577,687
                                                                    ------------
                                                                         785,653
                                                                    ------------

CHEMICALS-DIVERSIFIED-0.61%
Sociedad Quimica y Minera
 de Chile S.A., Class B                                 185,000          524,426
                                                                    ------------

CONTAINERS-METAL/GLASS-0.22%
Cristalerias de Chile S.A.                               22,603          192,048
                                                                    ------------

DIVERSIFIED OPERATIONS-1.46%
Compania de Petroleos
 de Chile S.A.                                          240,000        1,257,266
                                                                    ------------

ELECTRIC-INTEGRATED-1.28%
Colbun S.A.                                           4,250,000          344,575
Enersis S.A.+                                         2,500,000          218,156
Enersis S.A., ADR+                                      123,000          542,430
                                                                    ------------
                                                                       1,105,161
                                                                    ------------

FOOD & BEVERAGES-0.49%
Embotelladora Andina
 S.A., PNA                                               47,000           60,710
Vina Concha y Toro S.A.                                 404,311          359,774
                                                                    ------------
                                                                         420,484
                                                                    ------------

PAPER & RELATED PRODUCTS-0.64%
Empresas CMPC S.A.                                       50,000          552,565
                                                                    ------------

                                 See accompanying notes to financial statements.

                                                      NO. OF
DESCRIPTION                                        SHARES/UNITS        VALUE
--------------------------------------------------------------------------------
RETAIL-MAJOR DEPARTMENT STORES-0.39%
S.A.C.I. Falabella, S.A.                                310,000     $    338,052
                                                                    ------------

TELEPHONE-INTEGRATED-1.57%
Compania de Telecomunicaciones
 de Chile S.A., ADR+                                     76,800          906,240
Compania de Telecomunicaciones
 de Chile S.A., Class A+                                 98,000          290,519
Empresa Nacional de
 Telecomunicaciones S.A.                                 30,000          154,790
                                                                    ------------
                                                                       1,351,549
                                                                    ------------

TOTAL CHILE
 (Cost $5,329,878)                                                     6,527,204
                                                                    ------------

JAMAICA-3.24%

INVESTMENT & HOLDING COMPANIES-3.24%
Jamaican Assets I, L.P.++
 (Cost $1,484,581)                                      900,664        2,799,001
                                                                    ------------

LATIN AMERICA-1.56%

DIVERSIFIED OPERATIONS-1.56%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.++                              807,719          703,572
J.P. Morgan Latin America Capital
 Partners (Delaware), L.P.++#                         1,363,091          641,702
                                                                    ------------
                                                                       1,345,274
                                                                    ------------

TELECOMMUNICATIONS-0.00%
International Wireless
 Communications Holdings
 Corp.+++                                                12,636                0
                                                                    ------------

TOTAL LATIN AMERICA
 (Cost $2,026,887)                                                     1,345,274
                                                                    ------------

MEXICO-43.13%

AIRPORT DEVELOPMENT/MAINTENANCE-0.68%
Grupo Aeroportuario del Sureste,
 S.A. de C.V., ADR                                       40,000          585,200
                                                                    ------------

BROADCAST, RADIO & TELEVISION-3.88%
Grupo Televisa, S.A., ADR                                70,700        2,439,150

                                                     NO. OF
DESCRIPTION                                          SHARES            VALUE
--------------------------------------------------------------------------------
TV Azteca, S.A. de C.V., ADR                            140,200     $    911,300
                                                                    ------------
                                                                       3,350,450
                                                                    ------------

CELLULAR TELECOMMUNICATIONS-7.56%
America Movil, S.A. de C.V.,
 Series L, ADR                                          347,800        6,521,250
                                                                    ------------

CEMENT-3.23%
Apasco S.A. de C.V.,
 Nominative Shares                                      247,200        1,911,182
Cemex, S.A. de C.V., ADR                                 39,500          880,455
                                                                    ------------
                                                                       2,791,637
                                                                    ------------

DIVERSIFIED OPERATIONS-1.42%
Alfa, S.A., Series A                                    609,700        1,222,200
                                                                    ------------

FINANCIAL SERVICES-4.12%
Grupo Financiero Banorte S.A.
 de C.V., Series O                                      482,400        1,361,669
Grupo Financiero BBVA Bancomer,
 S.A. de C.V., Class B+                               2,596,770        2,193,999
                                                                    ------------
                                                                       3,555,668
                                                                    ------------

FOOD & BEVERAGES-4.31%
Fomento Economico Mexicano,
 S.A. de C.V., ADR                                       68,600        2,826,320
Grupo Modelo, S.A. de C.V.,
 Series C                                               391,022          890,472
                                                                    ------------
                                                                       3,716,792
                                                                    ------------

REAL ESTATE DEVELOPMENT-0.57%
Consorcio ARA, S.A. de C.V.+                            246,800          490,011
                                                                    ------------

RETAIL-MAJOR DEPARTMENT STORES-5.84%
Wal-Mart de Mexico, S.A.
 de C.V., V Shares, ADR                                 170,506        5,039,595
                                                                    ------------

TELEPHONE-INTEGRATED-11.52%
Telefonos de Mexico, S.A. de C.V.,
 Class L, ADR                                           316,400        9,941,288
                                                                    ------------

TOTAL MEXICO
 (Cost $34,239,426)                                                   37,214,091
                                                                    ------------

See accompanying notes to financial statements.

                                                      NO. OF
DESCRIPTION                                        SHARES/UNITS        VALUE
--------------------------------------------------------------------------------
PERU-0.97%

MINING-0.97%

Compania de Minas Buenaventura
 S.A.u., ADR (Cost $610,715)                             27,733     $    834,486
                                                                    ------------

VENEZUELA-0.54%

TELEPHONE-INTEGRATED-0.54%
Compania Anonima Nacional
 Telefonos de Venezuela,
 ADR (Cost $454,266)                                     37,500          468,375
                                                                    ------------

GLOBAL-1.60%

VENTURE CAPITAL-1.60%
Emerging Markets Ventures I
 L.P.+++# (Cost $2,032,623)                           2,172,510        1,379,218
                                                                    ------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $76,359,205)                                        84,835,799
                                                                    ------------

WARRANTS-0.00%

VENEZUELA-0.00%
Venezuela Oil Obligations,
 Warrants+ (Cost $0)                                      1,785              446
                                                                    ------------

                                                    PRINCIPAL
DESCRIPTION                                       AMOUNT (000'S)       VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT-1.71%

GRAND CAYMAN-1.71%

Brown Brothers Harriman & Co.,
 overnight deposit, 0.36%,
 07/01/03** (Cost $1,480,000)                      $      1,480     $  1,480,000
                                                                    ------------

TOTAL INVESTMENTS-100.03%
 (Cost $77,839,205) (Notes A,D,F)                                     86,316,245
                                                                    ------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.03)%                                                    (29,249)
                                                                    ------------
NET ASSETS-100.00%                                                  $ 86,286,996
                                                                    ============

----------
+   Security is non-income producing.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
# As of June 30, 2003, the Fund has committed to investing additional capital as follows: J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($3,789,370) and Emerging Markets Ventures I L.P. ($327,490). The aggregate amount of open commitments for the Fund is $4,116,860.
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR American Depositary Receipts.
ON  Ordinary Shares.
PN  Preferred Shares.
PNA Preferred Shares, Class A.

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2003 (UNAUDITED)

ASSETS
Investments, at value (Cost $77,839,205) (Notes A,D,F)                                   $  86,316,245
Cash (including $11,806 of foreign currencies with a cost of $11,421)                          101,651
Dividends receivable                                                                           154,286
Prepaid expenses                                                                                19,326
                                                                                         -------------
Total Assets                                                                                86,591,508
                                                                                         -------------

LIABILITIES
Payables:
   Investment advisory fee (Note B)                                                            170,670
   Administration fees (Note B)                                                                 28,924
   Directors' fees                                                                              24,158
   Investments purchased                                                                         2,499
   Other accrued expenses                                                                       78,261
                                                                                         -------------
Total Liabilities                                                                              304,512
                                                                                         -------------
NET ASSETS (applicable to 6,322,240 shares of common stock outstanding) (Note C)         $  86,286,996
                                                                                         =============

NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,322,240 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $       6,322
Paid-in capital                                                                            140,608,217
Distributions in excess of net investment income                                              (253,872)
Accumulated net realized loss on investments and foreign currency related transactions     (62,548,658)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                    8,474,987
                                                                                         -------------
Net assets applicable to shares outstanding                                              $  86,286,996
                                                                                         =============

NET ASSET VALUE PER SHARE ($86,286,996 DIVIDED BY 6,322,240)                             $       13.65
                                                                                         =============

MARKET PRICE PER SHARE                                                                   $       11.45
                                                                                         =============

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME
Income (Note A):
  Dividends                                                                              $   1,335,477
  Net investment income allocated from partnerships                                            303,537
  Interest                                                                                       2,776
  Less: Foreign taxes withheld                                                                 (42,574)
                                                                                         -------------
  Total Investment Income                                                                    1,599,216
                                                                                         -------------
Expenses:
  Investment advisory fees (Note B)                                                            318,380
  Administration fees (Note B)                                                                  72,126
  Legal fees                                                                                    58,902
  Audit fees                                                                                    33,037
  Printing (Note B)                                                                             26,253
  Custodian fees                                                                                24,842
  Directors' fees                                                                               21,747
  Accounting fees                                                                               17,333
  Transfer agent fees                                                                           14,016
  NYSE listing fees                                                                              7,106
  Insurance                                                                                      5,526
  Miscellaneous                                                                                  6,513
  Brazilian taxes (Note A)                                                                         257
  Chilean repatriation taxes (Note A)                                                         (110,958)
                                                                                        -------------
  Total Expenses                                                                               495,080
                                                                                         -------------
  Net Investment Income                                                                      1,104,136
                                                                                         -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:
   Investments                                                                              (1,545,180)
   Foreign currency related transactions                                                       (44,245)
Net change in unrealized depreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                          13,726,840
                                                                                         -------------
Net realized and unrealized gain on investments and foreign currency related
 transactions                                                                               12,137,415
                                                                                         -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  13,241,551
                                                                                         =============

                                 See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX MONTHS     FOR THE YEAR
                                                                                  ENDED JUNE 30, 2003        ENDED
                                                                                       (UNAUDITED)     DECEMBER 31, 2002
                                                                                  -------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment income                                                          $         1,104,136  $          210,693
   Net realized loss on investments and foreign currency related transactions              (1,589,425)        (16,468,305)
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
    in foreign currencies                                                                  13,726,840          (9,317,510)
                                                                                  -------------------  ------------------
     Net increase/(decrease) in net assets resulting from operations                       13,241,551         (25,575,122)
                                                                                  -------------------  ------------------
Dividends to shareholders:
   Net investment income                                                                           --          (1,327,670)
                                                                                  -------------------  ------------------
Capital share transactions (Note H):
   Cost of 1,115,689 shares purchased under tender offer                                           --         (12,060,598)
                                                                                  -------------------  ------------------
     Total increase/(decrease) in net assets                                               13,241,551         (38,963,390)
                                                                                  -------------------  ------------------
NET ASSETS

Beginning of period                                                                        73,045,445         112,008,835
                                                                                  -------------------  ------------------
End of period                                                                     $        86,286,996  $       73,045,445
                                                                                  ===================  ==================

See accompanying notes to financial statements.

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                      FOR THE SIX
                                                                      MONTHS ENDED         FOR THE YEARS ENDED DECEMBER 31,
                                                                      JUNE 30, 2003        --------------------------------
                                                                       (UNAUDITED)             2002                2001
                                                                      -------------        ------------        ------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                  $       11.55        $      15.06        $      16.60
                                                                      -------------        ------------        ------------
Net investment income/(loss)                                                   0.18                0.01**              0.41*
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                    1.92               (3.41)              (1.50)
                                                                      -------------        ------------        ------------
Net increase/(decrease) in net assets resulting from operations                2.10               (3.40)              (1.09)
                                                                      -------------        ------------        ------------
Dividends and distributions to shareholders:
  Net investment income                                                          --               (0.21)              (0.57)
  Net realized gain on investments and
    foreign currency related transactions                                        --                  --                  --
                                                                      -------------        ------------        ------------
Total dividends and distributions to shareholders                                --               (0.21)              (0.57)
                                                                      -------------        ------------        ------------
Anti-dilutive impact due to capital shares tendered or repurchased               --                0.10                0.12
                                                                      -------------        ------------        ------------
Effect of reduction of accrued offering costs                                    --                  --                  --
                                                                      -------------        ------------        ------------
Dilutive impact due to capital share rights offering                             --                  --                  --
                                                                      -------------        ------------        ------------
Net asset value, end of period                                        $       13.65        $      11.55        $      15.06
                                                                      =============        ============        ============
Market value, end of period                                           $       11.45        $       9.67        $      12.15
                                                                      =============        ============        ============
Total investment return (a)                                                   18.41%             (18.83)%             (1.07)%
                                                                      =============        ============        ============

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                               $      86,287        $     73,045        $    112,009
Ratio of expenses to average net assets (b)                                    1.30(c)             3.06%               1.51%
Ratio of expenses to average net assets, excluding fee waivers                 1.30(c)             3.06%               1.51%
Ratio of expenses to average net assets, excluding taxes                       1.59%(c)            1.52%               1.40%
Ratio of net investment income/(loss) to average net assets                    2.90%(c)(d)         0.21%               2.52%
Portfolio turnover rate                                                       32.15%              75.28%             101.73%

^ Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.
** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.
+  Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

                                 See accompanying notes to financial statements.

                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                         2000          1999         1998          1997
                                                                       ---------     ---------    ---------     ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                   $   18.57     $   10.96    $   18.77     $   18.41
                                                                       ---------     ---------    ---------     ---------
Net investment income/(loss)                                               (0.11)+        0.07+        0.16          0.16
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                (2.44)         7.07        (7.85)++       2.01
                                                                       ---------     ---------    ---------     ---------
Net increase/(decrease) in net assets resulting from operations            (2.55)         7.14        (7.69)         2.17
                                                                       ---------     ---------    ---------     ---------
Dividends and distributions to shareholders:
  Net investment income                                                    (0.08)           --        (0.12)        (0.17)
  Net realized gain on investments and
    foreign currency related transactions                                     --            --           --         (1.64)
                                                                       ---------     ---------    ---------     ---------
Total dividends and distributions to shareholders                          (0.08)           --        (0.12)        (1.81)
                                                                       ---------     ---------    ---------     ---------
Anti-dilutive impact due to capital shares tendered or repurchased          0.66          0.47           --            --
                                                                       ---------     ---------    ---------     ---------
Effect of reduction of accrued offering costs                                 --            --           --            --
                                                                       ---------     ---------    ---------     ---------
Dilutive impact due to capital share rights offering                          --            --           --            --
                                                                       ---------     ---------    ---------     ---------
Net asset value, end of period                                         $   16.60     $   18.57    $   10.96     $   18.77
                                                                       =========     =========    =========     =========
Market value, end of period                                            $  12.875     $  13.760    $   7.834     $  14.918
                                                                       =========     =========    =========     =========
Total investment return (a)                                                (5.87)%       75.65%      (46.63)%       10.29%
                                                                       =========     =========    =========     =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 145,281     $ 123,262    $  86,676     $ 148,130
Ratio of expenses to average net assets (b)                                 2.13%         2.14%        2.41%         1.89%
Ratio of expenses to average net assets, excluding fee waivers              2.19%         2.22%        2.60%         2.02%
Ratio of expenses to average net assets, excluding taxes                    2.03%         2.05%        1.77%         1.65%
Ratio of net investment income/(loss) to average net assets                (0.55)%        0.46%        1.12%         0.77%
Portfolio turnover rate                                                   125.83%       161.71%      142.35%       111.83%

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                         1996          1995         1994           1993
                                                                       ---------     ---------    ---------     ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                   $   16.27     $   19.53    $   24.52     $   15.66
                                                                       ---------     ---------    ---------     ---------
Net investment income/(loss)                                                0.21          0.07         0.01+         0.12+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 2.00         (3.07)        1.05          9.54
                                                                       ---------     ---------    ---------     ---------
Net increase/(decrease) in net assets resulting from operations             2.21         (3.00)        1.06          9.66
                                                                       ---------     ---------    ---------     ---------
Dividends and distributions to shareholders:
  Net investment income                                                    (0.07)           --        (0.18)           --
  Net realized gain on investments and
    foreign currency related transactions                                     --         (0.26)       (3.38)        (0.82)
                                                                       ---------     ---------    ---------     ---------
Total dividends and distributions to shareholders                          (0.07)        (0.26)       (3.56)        (0.82)
                                                                       ---------     ---------    ---------     ---------
Anti-dilutive impact due to capital shares tendered or repurchased            --            --           --            --
                                                                       ---------     ---------    ---------     ---------
Effect of reduction of accrued offering costs                                 --            --           --          0.02
                                                                       ---------     ---------    ---------     ---------
Dilutive impact due to capital share rights offering                          --            --        (2.49)           --
                                                                       ---------     ---------    ---------     ---------
Net asset value, end of period                                         $   18.41     $   16.27    $   19.53     $   24.52
                                                                       =========     =========    =========     =========
Market value, end of period                                            $  15.259     $  14.033    $  19.210     $  27.929
                                                                       =========     =========    =========     =========
Total investment return (a)                                                 9.18%       (25.65)%     (17.78)%       89.35%
                                                                       =========     =========    =========     =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 145,230     $ 128,377    $ 153,128     $ 135,573
Ratio of expenses to average net assets (b)                                 1.69%         2.04%        1.94%         2.00%
Ratio of expenses to average net assets, excluding fee waivers              1.80%         2.15%          --            --
Ratio of expenses to average net assets, excluding taxes                      --          1.81%        1.70%           --
Ratio of net investment income/(loss) to average net assets                 1.16%         0.42%        0.04%         0.63%
Portfolio turnover rate                                                    43.22%        27.05%       68.46%        49.48%

----------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Annualized.
(d) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 2.61%.

THE LATIN AMERCIA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's fair value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At June 30, 2003, the Fund held 6.40% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $5,544,091 and fair value of $5,523,493. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net realized gains on certain securities held in Chilean pesos. Realized capital gains on certain liquid securities will not be subject to the tax. Realized capital gains on illiquid securities, interest and dividends received are subject to the remittance tax. For the six months ended June 30, 2003, the Fund did not incur such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to fixed-income instruments carried out by financial institutions. The tax rate of 0.38% is effective until the end of 2003, and will decline to 0.08% during 2004. For the six months ended June 30, 2003, the Fund incurred $257 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the six months ended June 30, 2003, CSAM earned $318,380 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2003, CSAM was reimbursed $4,922 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the six months ended June 30, 2003, these sub-advisory fees amounted to $5,067.

For the six months ended June 30, 2003, Celfin earned approximately $2,750 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2003, BSFM earned $38,260 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.'s") (approximately $48,600 at June 30, 2003) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. In addition, an accounting fee is also paid to Celfin. For the six months ended June 30, 2003, the administration fees and accounting fees amounted to $28,944 and $2,380, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2003, Merrill was paid $26,601 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,322,240 shares outstanding at June 30, 2003, CSAM owned 13,746 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended June 30, 2003, purchases and sales of securities, other than short-term investments, were $24,555,959 and $26,880,766, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the six months ended June 30,

2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, Post-October losses (as defined below), and excise tax regulations.

The tax characteristic of dividends paid during the fiscal year ended December 31, 2002 for the Fund was $1,327,670 from ordinary income.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund incurred and elected to defer net realized losses of $1,976,715 from investments and $72,562 from foreign currency related transactions.

At December 31, 2002, the Fund had a capital loss carryover for U.S. federal income tax purposes of $53,838,421 of which, $9,424,172 and $674,775 expire in 2006 and 2007, respectively and are subject to Internal Revenue Code Sections limitations. In addition, capital loss carryovers of $8,654,660, $154,310, $19,880,258 and $15,050,246 expire in 2005, 2006, 2009 and 2010, respectively.

At June 30, 2003, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $83,250,833, $8,280,584, $(5,215,172) and
$3,065,412, respectively.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of June 30, 2003, value per unit/share of such securities and percent of net assets which the securities comprise.

                                        NUMBER                                             FAIR                  PERCENT
                                          OF                                             VALUE AT    VALUE PER    OF NET
SECURITY                             UNITS/SHARES   ACQUISITION DATES      COST         06/30/2003  UNIT/SHARE    ASSETS
--------                             ------------   -----------------   -----------    -----------  ----------   --------
Emerging Markets
    Ventures I L.P.                     2,172,510   01/22/98-10/01/02   $ 2,032,623    $ 1,379,218  $     0.63       1.60
                                     ------------                       -----------    -----------               --------
International Wireless
    Communications Holdings Corp.          12,636       12/08/97            274,680              0        0.00       0.00
                                     ------------                       -----------    -----------               --------
Jamaican Assets I, L.P.                   900,664   07/29/97-10/20/97     1,484,581      2,799,001        3.11       3.24
                                     ------------                       -----------    -----------               --------
J.P. Morgan Latin America
    Capital Partners (Cayman), L.P.       609,755    04/10/00-6/28/01       593,760        531,133        0.87       0.62
                                          197,964    04/17/03-5/28/03       196,908        172,439        0.87       0.20
                                     ------------                       -----------    -----------               --------
                                          807,719                           790,668        703,572                   0.82
                                     ------------                       -----------    -----------               --------

                                        NUMBER                                             FAIR                  PERCENT
                                          OF                                             VALUE AT    VALUE PER    OF NET
SECURITY                             UNITS/SHARES   ACQUISITION DATES       COST        06/30/2003  UNIT/SHARE    ASSETS
--------                             ------------   -----------------   -----------     ----------  ----------   --------
J.P. Morgan Latin America
    Capital Partners (Delaware), L.P.   1,288,029   04/10/00-12/09/02   $   898,863    $   606,365  $     0.47       0.70
                                           75,062       04/17/03             62,676         35,337        0.47       0.04
                                     ------------                       -----------    -----------               --------
                                        1,363,091                           961,539        641,702                   0.74
                                     ------------                       -----------    -----------               --------
Total                                                                   $ 5,544,091    $ 5,523,493                   6.40
                                                                        ===========    ===========               ========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SELF-TENDER OFFER

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which include the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, the Fund completed a tender offer for 15% of its outstanding shares in November 2002 (1,115,689 shares) at a price of $10.81 per share.

The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 2003, the Annual Meeting of Shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                           FOR       WITHHELD
----------------                                                        ---------    --------
Enrique R. Arzac                                                        3,887,210     135,775
George W. Landau                                                        3,881,236     141,749

In addition to the directors re-elected at the meeting, James J. Cattano, William W. Priest, Jr., Riordan Roett and Martin M. Torino continued as directors of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was appointed as Chairman of the Fund, Chief Executive Officer and President. Laurence R. Smith, who previously held these positions, resigned from the Fund effective May 21, 2003.

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 31, 2003.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2003, CSAM managed over $51 billion in the U.S. and, together with its global affiliates, managed assets of over $312 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatAmEq". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

William W. Priest, Jr.  Director

Riordan Roett           Director

Martin M. Torino        Director

Joseph D. Gallagher     Chairman of the Fund,
                        Chief Executive Officer
                        and President

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[LAQ LISTED NYSE(R) LOGO]

                                                                      3019-SA-03

ITEM 2. CODE OF ETHICS. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The Principal Executive Officer and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

        (a)(1) Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

        (a)(2) The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

        (b) The certifications of the Registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  The Latin America Equity Fund, Inc.

                  /s/ Joseph D. Gallagher
                  --------------------------------------------------------------
                  Name:  Joseph D. Gallagher
                  Title: Chief Executive Officer
                  Date:  September 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Joseph D. Gallagher
                  --------------------------------------------------------------
                  Name:  Joseph D. Gallagher
                  Title: Chief Executive Officer
                  Date:  September 2, 2003

                  /s/ Michael A. Pignataro
                  ------------------------
                  Name:  Michael A. Pignataro
                  Title: Chief Financial Officer
                  Date:  September 2, 2003